UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 13, 2016 (January 12, 2016)

Date of Report (Date of earliest event reported)

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

1920 Main Street

Suite 1200

Irvine, California 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)  Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers

On January 12, 2016, James W. Mercer, Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary of HCP, Inc. (the “Company”), and the Company entered into a Separation, Consulting and General Release Agreement (the “Separation Agreement”) pursuant to which Mr. Mercer will retire and his employment with the Company will terminate, effective February 5, 2016 (the “Separation Date”).  In order to facilitate an orderly transition, Mr. Mercer has agreed to provide consulting services to the Company until December 31, 2016 (the “Consulting Term”).

Under the Separation Agreement, Mr. Mercer will receive a consulting fee of $88,636.37 per month payable in monthly installments during the Consulting Term for consulting services provided to the Company.  In addition, Mr. Mercer will receive the following additional consideration under the Separation Agreement: (1) a lump sum payment of $660,000; and (2) continued directors’ and officers’ insurance coverage for six years following the Separation Date under the Company’s existing or successor policy.  The annual cash bonus that Mr. Mercer earned in respect of 2015 in the amount of $709,500 will be paid to Mr. Mercer within ten days following the Separation Date.  Generally, Mr. Mercer’s outstanding time-based equity awards will vest and remain exercisable until their termination, and Mr. Mercer’s performance-based equity awards will remain outstanding and a pro-rata portion will vest based on achievement of applicable performance goals, with such pro ration based on Mr. Mercer’s service with the Company through December 31, 2016.

The foregoing description of certain provisions of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On January 13, 2016, the Company issued a press release naming a new General Counsel and announcing executive promotions.  The text of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the press release attached as Exhibit 99.1 hereto, is being furnished to the SEC and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Item 9.01                             Financial Statements and Exhibits.

(d)              Exhibits.  The following exhibits are being filed herewith:

No.	Description
10.1	Separation, Consulting and General Release Agreement with James W. Mercer, effective February 5, 2016.
99.1	Press Release dated January 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 13, 2016

HCP, Inc.

By:	/s/ Timothy M. Schoen
Timothy M. Schoen,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

No.	Description
10.1	Separation, Consulting and General Release Agreement with James W. Mercer, effective February 5, 2016.
99.1	Press Release dated January 13, 2016.